EXHIBIT 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Bell Industries, Inc. (the “Company”), on Form 10-Q for the period ended March 31, 2004, as filed with the Securities and Exchange Commission (the “Report”), I, Tracy A. Edwards, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of The Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

•	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated the 14th day of May, 2004

/s/ Tracy A. Edwards

Tracy A. Edwards
Chief Executive Officer and Chief Financial Officer

13